MAY 2024

2 FORWARD LOOKING STATEMENTS AND MARKET DATA Madison Square Garden Entertainment Corp. (the "Company“ or “MSG Entertainment”) has filed with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended June 30, 2023 (the “Annual Report”) and Quarterly Reports on Form 10 -Q for the quarters ended September 30, 2023, December 31, 2023 and March 31, 2024 (the “Quarterly Reports”). The Annual Report and the Quarterly Reports contain extensive disclosure about the Company and its business, including selected historical financial in formation and risk factors that an investor should consider before deciding whether to invest in securities of the Company. This presentation may contain statements that constitute forward looking statements within the meaning of the Private Securit ies Litigation Reform Act of 1995. Such statements include, but are not limited to, certain expectations, goals, projections, and benefits. Words or phrases “expects,” “anticipates,” “believes,” “estimates,” “may,” “will,” “should,” “could,” “potential,” “continue,” “intends,” “pla ns,” and similar words and terms used in the discussion of future operating and future financial performance identify forward looking statemen ts. Investors are cautioned that any such forward looking statements are not guarantees of future performance or results and are subject to kno wn and unknown risks, uncertainties and other factors. Actual results, developments or events may differ materially from those in th e forward looking statements as a result of various factors, including, but not limited to, the performance of the Company and its business and operations, its financial condition, factors affecting the industries in which it operates and the factors described in the Annual Report, th e Quarterly Reports and the Company’s subsequent filings with the Securities and Exchange Commission, including the sections titled “Risk Factors ” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Forward looking st atements speak only as of the date they are made. The Company disclaims any obligation to update or revise any forward -looking statements contained herein, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or for any other reason, except to the extent required by law. Investors should not place undue reliance on such forward -looking statements and should not regard the inclusion of such statements as representations by the Company that its plans and objectives will b e achieved or realized. Investors are further advised to consult any further disclosures by the Company in its subsequent filings with the Securities and Exchange Commission. Market Data This presentation also contains market data and other information based on industry publications, reports by market research firms or published independent sources. Some market data and information is also based on the Company's good faith estimates, which ar e derived from management's knowledge of its industry and such independent sources.

3 NON-GAAP FINANCIAL MEASURES We have amended the definition of adjusted operating income (loss) (“AOI”) so that the impact of the non -cash portion of operating lease revenue related to our Arena License Agreements with Madison Square Garden Sports Corp. (“MSG Sports”) is no longer excluded in all p eriods presented, as well as in our financial guidance. We define AOI, which is a non-GAAP financial measure, as operating income (loss) excluding (i) depreciation, amortization and im pairments of property and equipment, goodwill and other intangible assets, (ii) share-based compensation expense or benefit, (iii) restructuring charges or credits, (iv) merger, spin-off and acquisition-related costs, including merger related litigation expenses, (v) gains or losses on sales or dispositio ns of businesses and associated settlements, (vi) the impact of purchase accounting adjustments related to business acquisitions, (vii) gains and losses rela ted to the remeasurement of liabilities under the executive deferred compensation plan, and (viii) amortization for capitalized cloud computing arrangeme nt costs. We believe that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of our business wi thout regard to the settlement of an obligation that is not expected to be made in cash. We eliminate merger, spin -off and acquisition-related costs, when applicable, because the Company does not consider such costs to be indicative of the ongoing operating performance of the Company as they result from an event that is of a non-recurring nature, thereby enhancing comparability. In addition, management believes that the exclusion of gains and losses related to the remeasurement of liabilities under the executive deferred compensation plan, provides investors with a clearer picture of the Company's operating performance given that, in accordance with GAAP, gains and losses related to the remeasurement of liabilities under the executive deferred compensation plan are recognized in Operating (income) loss whereas gains and losses related to the remeasurement of the asse ts under the executive deferred compensation plan, which are equal to and therefore fully offset the gains and losses related to the remeasurement o f liabilities, are recognized in Other income (expense), net, which is not reflected in Operating income (loss). We believe AOI is an appropriate measure for evaluating the operating performance of the Company on a consolidated and combin ed basis. AOI and similar measures with similar titles are common performance measures used by investors and analysts to analyze our performanc e. Internally, we use revenues and AOI as the most important indicators of our business performance, and evaluate management’s effectiveness with specific reference to these indicators. AOI should be viewed as a supplement to and not a substitute for operating income (loss), net income (loss) , cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with U.S. generally accepted accountin g principles (“GAAP”). Since AOI is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar m easures with similar titles used by other companies. For a reconciliation from Operating Income (U.S. GAAP Basis) to AOI please refer to the appen dix within this presentation.

4 LEGENDARY BRANDS ICONIC VENUES COMPELLING OPPORTUNITIES

OVERVIEW OF MSG ENTERTAINMENT SPIN-OFF ◼ On April 20, 2023, MSG Entertainment (NYSE: MSGE) was spun-off by Sphere Entertainment Co. ◼ ~67% of shares were distributed to shareholders, while 33% were retained by Sphere Entertainment Co. ◼ As of September 22, 2023, Sphere Entertainment Co. no longer owns any of the Company’s Class A common stock ◼ Spin-off created a pure-play live entertainment company, poised to benefit from strong demand for shared experiences 5

6 KEY INVESTMENT HIGHLIGHTS PROFITABLE BUSINESS POISED FOR GROWTH ENDURING POPULARITY OF CHRISTMAS SPECTACULAR WORLD-CLASS ENTERTAINMENT VENUES SUBSTANTIAL PRESENCE IN NEW YORK MARKET POTENTIAL FOR ONGOING RETURN OF CAPITAL

OUR PORTFOLIO 7

8 90 YEARS OF THE CHRISTMAS SPECTACULAR STARRING THE RADIO CITY ROCKETTES 35 YEAR DEALS TO HOST HOME GAMES FOR NEW YORK KNICKS & RANGERS 5 ICONIC VENUES ACROSS NEW YORK AND CHICAGO ~900 LIVE EVENTS IN FISCAL 2023 5.5+ MILLION GUESTS IN FISCAL 2023

MADISON SQUARE GARDEN “The World’s Most Famous Arena” #1 grossing venue of its size in the world1 ~21,000 seat maximum capacity 91BI LLBOARD MAGAZINE AS OF YEAR END 2023

10 THE THEATER AT MADISON SQUARE GARDEN Versatile venue in central New York City location ~5,600 seat maximum capacity RADIO CITY MUSIC HALL #1 grossing venue of its size in the world1 New York City and national landmark ~6,000 seat maximum capacity 1BI LLBOARD MAGAZINE AS OF YEAR END 2023

111BI LLBOARD MAGAZINE AS OF YEAR END 2023 BEACON THEATRE #3 grossing venue of its size in the world1 Iconic rock and roll landmark venue ~2,800 seat maximum capacity THE CHICAGO THEATRE Top 10 grossing venue of its size in the world1 Chicago landmark ~3,600 seat maximum capacity

12 CHRISTMAS SPECTACULAR STARRING THE RADIO CITY ROCKETTES Own the Radio City Rockettes and Christmas Spectacular brands 90 years of New York’s cherished holiday tradition

13 VALUABLE REAL ESTATE HOLDINGS O U R V E N U E S VENUE MARKET SIZE NEW YORK CITY ~1.1M SQ. FT. BUILDING NEW YORK CITY PART OF THE GARDEN CHICAGO ~73K SQ. FT. BUILDING VENUE MARKET SIZE EXPIRATION NEW YORK CITY ~577K SQ. FT. BUILDING 20381 NEW YORK CITY ~57K SQ. FT. BUILDING 20362 O W N E D LE A S E D 1RADIO CI TY MUSIC HALL’S LEASE EXPIRES IN 2038 WITH AN OPTION TO RENEW FOR AN ADDITIONAL TEN YEARS 2BEACON THEATRE’S LEASE EXPIRES IN 2036 WITH AN OPTION TO RENEW FOR AN ADDITIONAL TEN YEARS

14 OUR BUSINESS

SUBSTANTIAL PRESENCE IN NEW YORK CITY METRO AREA T H E E N T E R T A I N M E N T C A P I T A L O F T H E W O R L D 15 1NEW-YORK-NEWARK (UNITED STATES CENSUS BUREAU) 2NYC & COMPANY FY23 FACT SHEET 3FORTUNE 500 COMPANIES BY REGION REPORT 2022 4TRACKED BY NIELSEN RESEARCH 52023 POLLSTAR CONCERT MARKET RANKINGS (AS OF JANUARY 2024) #1 CONCERT MARKET IN THE U.S.5 23 MILLION+ POPULATION1 RANKED #1 OF 210 DESIGNATED MARKET AREAS4 61 MILLION+ ANNUAL TOURISTS2 HOME TO GREATEST # OF FORTUNE 500 COMPANIES3

UNMATCHED EXPERIENCES • World-class facilities and operations • Leveraging innovative technology ARTIST-FIRST APPROACH • Talent-friendly venues and service • Exclusive recurring programming • Exploring new event types ESTABLISHED RELATIONSHIPS • Deep industry connections • Promoter agnostic • Large and growing proprietary customer database • Increase venue utilization • Improve revenue and engagement across assets • Enable tailored offerings and cross- promotion to drive sell-through 16 • Grow per-event revenue and profitability • Drive repeat visitation to increase sell-through OPPORTUNITIES ESTABLISHED LEADER IN LIVE ENTERTAINMENT U N I Q U E A P P R O A C H D R I V E S B O O K I N G S U C C E S S

THE ENDURING POPULARITY OF THE CHRISTMAS SPECTACULAR 9 0 Y E A R S O F N E W Y O R K ’ S C H E R I S H E D H O L I D A Y T R A D I T I O N 1FY 2021 PRODUCTION CANCELLED DUE TO THE IMPACT OF COVID -19 AND FY 2022 PRODUCTION RUN ENDED EARLY DUE TO OMICRON COVID -19 VARIANT 17 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 Number of Shows 204 212 215 209 210 205 204 197 200 210 199 0 101 181 193 1 1 1 1.0 1.0 1.1 1.0 1.0 1.0 1.1 1.0 1.0 1.1 1.1 0.4 0.9 1.0 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY22 FY23 FY24 PAID ATTENDANCE IN MILLIONS $84 $82 $95 $90 $93 $101 $102 $109 $114 $128 $130 $56 $132 $149 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY22 FY23 FY24 TOTAL REVENUE $ IN MILLIONS 1

ORIGINAL NBA T E A M “ORIGINAL S IX" N H L T E A M 3 5 Y E A R D E A L S S T A R T I N G I N F Y 2 0 2 1 3% ANNUAL ESCALATORS1 88 PRE / REGULAR SEASON GAMES PER YEAR ARENA LICENSE AGREEMENTS INCLUDE ADDITIONAL REVENUE AND PROFIT-SHARING BETWEEN THE COMPANY AND MSG SPORTS2 VALUABLE LONG-TERM ARENA LICENSE AGREEMENTS WITH MSG SPORTS M A D I S O N S Q U A R E G A R D E N S E R V E S A S H O M E T O M A R Q U E E S P O R T S F R A N C H I S E S 18 1FOR ARENA LICENSE FEES UNDER THE ARENA LICENSE AGREEMENTS WITH MSG SPORTS 2INCLUDES SUITES, FOOD, BEVERAGE AND MERCHANDISE AND SHARED SPONSORSHIP AND SIGNAGE ASSETS A R E N A L I C E N S E F E E C A S H P A Y M E N T S $ I N M I L L I O N S $23 $24 $34 $46 $61 $17 $18 $25 $34 $46 $40 $42 $59 $80 $107 FY22 FY23 FY35 FY45 FY55 Knicks Rangers

STRONG MARKETING PARTNERSHIP TRACK RECORD S P O N S O R S H I P R E L A T I O N S H I P S D E L I V E R C O M P E L L I N G V A L U E INNOVATIVE MARKETING PARTNERSHIP OFFERINGS • Sought-after entertainment brands • Significant exposure in NYC • Cross-selling opportunities with MSG Sports VALUABLE MULTI-YEAR PARTNERSHIPS • Signature and Marquee partners represent majority of sponsorship revenue ATTRACTIVE GROWTH OPPORTUNITIES • Utilizing integrated approach to renew existing partners • Targeting emerging and underpenetrated verticals • New relationship formed with Oak View Group and Crown Properties Collection in September 2023 19

58 LEXUS LEVEL SUITES CAESARS SPORTSBOOK LOUNGE EXCEPTIONAL HOSPITALITY OFFERINGS D E L I V E R I N G F I R S T - C L A S S E X P E R I E N C E S 18 INFOSYS LEVEL SUITES 20 23 EVENT LEVEL SUITES1 SUITE SIXTEEN THE HUB LOFT WIDE ARRAY OF PREMIUM PRODUCTS • Over 100 premium hospitality offerings • Range of exclusive private spaces, first-class amenities and premier seating locations PRIME POSITIONING IN NEW YORK CITY • Primarily licensed to corporate customers • Multi-year agreements for majority of suites • Partnership with MSG Sports offers access to premium live sporting events POISED FOR GROWTH • Strength of product and content offerings bolsters ongoing renewal and new sales activity • Plan to explore enhancing and expanding offerings, creating new monetization opportunities • Two new event-level suite offerings opened in FY24 1I ncludes 22 event-level su i tes and one event - level club offer ing

21 FINANCIAL OVERVIEW

22 ARENA LICENSE AGREEMENTS2 8% SPONSORSHIP, SIGNAGE, & SUITES1 31% FOOD, BEVERAGE & MERCHANDISE 18% FISCAL 2023 REVENUE $851M 1INCLUDES ADVERTISING SALES COMMISSIONS REVENUE ($8.8M) UNDER THE ADVERTISING SALES REPRESENTATION AGREEMENT WITH MSG NETWORKS , WHICH WAS TERMINATED AS OF DECEMBER 31, 2022 2INCLUDES OTHER REVENUE FROM LEASES AND SUBLEASES DIVERSIFIED REVENUE BASE F I S C A L 2 0 2 3 R E P O R T E D R E V E N U E M I X TICKETING & VENUE LICENSE FEES 42%

FISCAL 2024 FINANCIAL GUIDANCE 23 KEY DRIVERS OF FISCAL 2024 GUIDANCE IMPROVING VENUE UTILIZATION • Low double-digit percentage growth in events in bookings business BUILDING ON THE SUCCESS OF CHRISTMAS SPECTACULAR • Increased sell-through, average ticket yield and number of shows GROWING PREMIUM HOSPITALITY • Robust new sales and renewal activity • Two new event-level suite offerings introduced AGREEMENTS WITH MSG SPORTS • Contractual annual escalators in arena license fees • Growth in revenues subject to sharing of economics with MSG Sports2 NOTE: M REPRESENTS DOLLARS IN MILLIONS 1 PLEASE REFER TO SLIDE NUMBER 3 FOR OUR DISCUSSION ON NON -GAAP FINANCIAL MEASURES AND THE APPENDIX FOR A RECONCILIATION FROM OPER ATING INCOME (U.S. GAAP BASIS) TO AOI . THE COMPANY HAS AMENDED THE DEFINITION OF AOI SO THAT THE NON-CASH PORTION OF OPERATING LEASE REVENUE RELATED TO THE COMPANY’S ARENA LICENSE AGREEMENTS WITH MSG SPORTS I S NO LONGER EXCLUDED IN THE COMPANY’S FINANCIAL GUIDANCE. FOR FULL YEAR FI SCAL 2024, THE NON -CASH PORTION OF OPERATING LEASE REVENUE I S EXPECTED TO BE $25.3 MILLION, WHICH I S NOW INCLUDED IN THE CURRENT AOI RANGE OF $200 -210 MILLION AND IN THE PRIOR AOI RANGE OF $195-205 MILLION 2INCLUDES SUITES, FOOD, BEVERAGE AND MERCHANDISE AND SHARED SPONSORSHIP AND SIGNAGE ASSETS OPERATING INCOME1 $100M-$110M ADJUSTED OPERATING INCOME1 $200M-$210M FISCAL 2024 REVENUE $940M-$950M

BALANCE SHEET SNAPSHOT P O T E N T I A L F O R O N G O I N G R E T U R N O F C A P I T A L 24 TOTAL DEBT OUTSTANDING5 $630M CASH AND CASH EQUIVALENTS6 $28M NET DEBT $602M NET DEBT LEVERAGE7 2.9x – 3.0x CAPITAL ALLOCATION PRIORITIES • Focus on debt paydown and opportunistic return of capital to shareholders • $140M Class A Shares repurchased since April 20231 • $110M remaining under share repurchase authorization WELL POSITIONED FOR CASH GENERATION • FY2024 AOI Guidance $200M-$210M2 • FY2024 estimated net interest payments $50M3 • Capital expenditure plans primarily maintenance-related4 • Minimal cash taxpayer through FY2026 NOTE: M REPRESENTS DOLLARS IN MILLIONS 1INCLUDES (A) $75M IN SHARE REPURCHASES FROM SPHERE ENTERTAINMENT CO. AND (B) THE REPAYMENT OF THE $65M DELAYED DRAW TERM LOAN FACIL I TY, INCLUDING ACCRUED FEES AND INTEREST, FROM SPHERE ENTERTAINMENT CO. WITH SHARES OF CLASS A COMMON STOCK 2PLEASE REFER TO SLIDE NUMBER 3 FOR OUR DISCUSSION ON NON -GAAP FINANCIAL MEASURES AND THE APPENDIX FOR A RECONCILIATION FROM OPERATING INCOME (U.S. GAAP BASIS) TO AOI 3NET OF INTEREST INCOME 4RENOVATIONS OF THE GARDEN, BEACON THEATRE, AND RADIO CI TY MUSIC HALL WERE COMPLETED IN 2013, 2009, AND 1999, RESPECTIVELY 5TOTAL DEBT OUTSTANDING AT 3/31/24 6UNRESTRICTED CASH AND CASH EQUIVALENTS AT 3/31/24 7NET DEBT LEVERAGE I S CALCULATED USING PROJECTED FI SCAL 2024 AOI GUIDANCE RANGE OF $200-210 MILLION. FI SCAL 2024 AOI GUIDANCE RANGE INCLUDES THE NON -CASH PORTION OF OPERATING LEASE REV ENUE RELATED TO THE COMPANY’S ARENA LICENSE AGREEMENTS WITH MSG SPORTS WHICH I S EXPECTED TO BE $25.3 MILLION IN FI SCAL YEAR 2024

25 APPENDIX

26 PROJECTED FY2024 OPERATING INCOME (U.S.GAAP) $100M-$110M Depreciation and Amortization $54M Share-based compensation $28M Restructuring charges $15M Merger, spin-off and acquisition-related costs1 $2M Other2 $1M PROJECTED FY2024 ADJUSTED OPERATING INCOME3 $200M-$210M APPENDIX F Y 2 0 2 4 G U I D A N C E R E C O N C I L I A T I O N O F O P E R A T I N G I N C O M E T O A D J U S T E D O P E R A T I N G I N C O M E NOTE: M REPRESENTS DOLLARS IN MILLIONS 1REPRESENTS NON-RECURRING COSTS INCURRED AND PAID BY THE COMPANY FOR THE SALE OF THE RETAINED INTEREST BY SPHERE ENTERTAINMENT CO . IN SEPTEMBER 2023 2REPRESENTS AMORTIZATION FOR CAPI TALIZED CLOUD COMPUTING ARRANGEMENTS AND DEFERRED COMPENSATION REMEASUREMENT 3PLEASE REFER TO SLIDE NUMBER 3 FOR OUR DISCUSSION ON NON -GAAP FINANCIAL MEASURES